EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brett Rosin, in my capacity as Chief Executive Officer of Mobile Global Esports Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Mobile Global Esports Inc. for the three- and six-month periods ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Mobile Global Esports Inc.

Dated: October 14, 2026	By:	/s/ Brett Rosin
Brett Rosin
Chief Executive Officer
(Principal Executive Officer)